UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2014

                                         M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

                                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.08 SHAREHOLDER DIRECTOR NOMINATIONS

 The information set forth under Item 8.01 is incorporated by reference.

ITEM 8.01 OTHER EVENTS

The 2015 annual meeting of shareholders of M.D.C. Holdings, Inc., a Delaware corporation (the “Company”) has been scheduled for Monday, March 23, 2015 (the “Annual Meeting”) at 8:00 a.m. at the Company’s principal offices, 4350 S. Monaco St., Denver, CO 80237 (the “Principal Offices”). This schedule was approved by the Company’s Board of Directors on December 15, 2014. The date of the Annual Meeting has advanced from the anniversary of the Company’s 2014 annual meeting. The deadline for receipt of shareholder director nominations or proposals for inclusion in the Company’s proxy materials, previously disclosed in the Company’s 2014 proxy statement, has passed.

For shareholder director nominations and proposals submitted under our Bylaws, which are not included in the Company’s proxy materials, notice must be received by the Corporate Secretary at the Company’s Principal Offices no later than January 22, 2015. The notice must include the information required by the Bylaws, as disclosed in the Company’s 2014 proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: December 15, 2014	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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